Segment Information (Details)	12 Months Ended
Dec. 31, 2024
Segment Information [Abstract]
Segment reporting CODM profit loss measure used description	The management approach considers the internal organization and reporting used by the Company’s chief operating decision maker (“CODM”) for making decisions, allocating resources and assessing performance.
Segment Reporting, CODM, Individual Title and Position or Group Name [Extensible Enumeration]	Chief Executive Officer